UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 5, 2008
PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 5, 2008, PepsiCo, Inc. (the “Company”) entered into a U.S. $2.5 billion Euro Medium Term Note Programme (the “Programme”), following the expiration of its existing programme. Under the Programme, the Company may issue unsecured notes (the “Notes”) with such terms, including currency, rate and maturity, as may be agreed by the Company and the purchasers of such Notes at the time of sale. The Notes will be issued pursuant to the terms of the Amended and Restated Agency Agreement dated August 5, 2008 by and among the Company, The Bank of New York and The Bank of New York (Luxembourg) S.A. (the “Agency Agreement”) and the Amended and Restated Deed of Covenant dated August 5, 2008 made by the Company (the “Deed of Covenant”). In connection therewith, the Company also entered into the Amended and Restated Programme Agreement dated August 5, 2008 with the dealers (the “Dealers”) named therein (the “Programme Agreement”). Copies of the Programme Agreement, the Agency Agreement and the Deed of Covenant are included in this Current Report on Form 8-K as Exhibits 1.1, 4.1, and 4.2, respectively, and are incorporated herein by reference. The foregoing description of the Programme does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement, the Programme Agreement and the Deed of Covenant.
At this time, the Company has not issued any Notes pursuant to the Programme. Proceeds from any issuance of Notes may be used for general corporate purposes, except as otherwise specified in the applicable final terms.
Notes issued under the Programme will be issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), will not be registered under the Act, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person absent registration or an applicable exemption from the requirements of the Act.
In the ordinary course of their respective businesses, the Dealers and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

1.1	Amended and Restated Programme Agreement dated August 5, 2008 between the Company and the Dealers named therein.

4.1	Amended and Restated Agency Agreement dated August 5, 2008 by and among the Company, The Bank of New York Mellon and The Bank of New York (Luxembourg) S.A.

4.2	Amended and Restated Deed of Covenant dated August 5, 2008 made by the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2008	PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Amended and Restated Programme Agreement dated August 5, 2008 between the Company and the Dealers named therein.

4.1	Amended and Restated Agency Agreement dated August 5, 2008 by and among the Company, The Bank of New York Mellon and The Bank of New York (Luxembourg) S.A.

4.2	Amended and Restated Deed of Covenant dated August 5, 2008 made by the Company.